                    THE LATIN AMERICAN DISCOVERY FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Frederick B. Whittemore      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD   Michael F. Klein
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Valerie Y. Lewis
DIRECTOR                     SECRETARY
David B. Gill                James R. Rooney
DIRECTOR                     TREASURER
Graham E. Jones              Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

           ---------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
           ---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
           ---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644,
Boston, Massachusetts 02102-0644
(617) 575-3120
           ---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 LATIN AMERICAN
                                   DISCOVERY
                                   FUND, INC.
                                   ----------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 47.19% compared with 21.96% for the Morgan Stanley Capital International Emerging Markets Global Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through December 31, 1996, the Fund's total return, based on net asset value per share, was 90.05% compared with 51.19% for the Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $12.50 representing a 15.4% discount to the net asset value per share.

The table below represents the percentage change in the Morgan Stanley Capital International indices for each respective country, in U.S. dollar terms, as of December 31, 1996, for the period presented:

                              3 MONTHS     6 MONTHS      12 MONTHS
                             -----------  -----------  -------------
ARGENTINA..................        12.7%         4.8%         20.3%
BRAZIL.....................         7.9%        11.0%         42.5%
CHILE......................       (12.3%)      (15.0%)       (13.5%)
COLOMBIA...................         1.5%         7.9%         11.1%
MEXICO.....................         0.2%         2.0%         18.0%
PERU.......................       (13.2%)       (8.5%)        (0.5%)
VENEZUELA..................        19.4%        47.8%        131.2%
LATIN AMERICA..............         2.8%         3.8%         22.0%

ARGENTINA

    The Argentine market's strong performance reflected a strong economic turnaround after the gut-wrenching recession in 1995 provoked by the Mexican devaluation. Despite a huge increase in unemployment as a result of the recession, from roughly 10% to 17%, the Argentine government demonstrated remarkable determination to keep a steady course of fiscal discipline. The government even introduced labor reforms late in the year, which should create more flexibility in the labor markets and thereby, over the long-term, reduce the structural unemployment problem. Additionally, corporate profits grew at a robust pace during the year, especially in the second half, and this boosted the stock market toward year end.

The melodrama in the middle of the year of the departure of respected economic minister Domingo Cavallo, after five years of superlative stewardship of the economy, quickly dissipated as his successor Roque Fernandez convinced the market of his pro-market beliefs. Further, Fernandez' tenure will likely be less politically turbulent, and this should introduce much needed calm to the political scenario.

Another interesting development in Argentina in 1997 was the emergence of the local pension funds as an important institutional investor for the equity market. We welcome this development for a variety of reasons. First, the private pension fund system should help increase the low domestic savings rate in Argentina. Second, more companies will likely utilize equity financing as a means of raising capital for investments, thereby broadening the market. Third, local trading volumes will increase and reduce the local market's dependency on foreign portfolio investment, thereby deepening the local market and reducing volatility.

Overall, we are encouraged by developments in Argentina. The economy is in the midst of a sometimes painful process of structural transformation as it opens to the outside world and increases its exposure both to private participants domestically and to foreign competition. The government has shown its commitment to steering the free market course despite occasional adverse shocks, and we think this bodes well both for future economic activity and also for future stock market performance.

BRAZIL

    Interestingly, despite the Brazilian market's strong performance, during the course of the year there was very little progress made on critical government reform items -- notably administrative and social security reform, and fiscal account improvement -- which were originally thought to be vital. Lack of tangible progress on these key items, which depend on congress for their improvement, was more than offset by substantial improvement in a number of key areas. First, inflation and interest rates continued their downward movement, finishing the year at annualized rates of roughly 9% and 23%, respectively. Second, two key privatizations -- first Light, and then Cerj -- took place in the all-important electric utility sector in the state of Rio de Janeiro. Third, positive tariff reform in both the telecommunications and the electric utility sector contributed to a remarkable improvement in corporate earnings growth in those two sectors, which together comprise over a third of the market's capitalization. Fourth, positive liberalization of the state oil and gas monopoly provider, Petrobras, was introduced which considerably improved the prospects for that company. Fifth, tangible progress was made in preparing state mining giant CVRD for eventual privatization in the first half of 1997. Sixth, economic activity was robust enough to allow for selected private sector companies to grow their earnings at a brisk pace.

Taken together, in a political context in which the government's ability to act independently of congress on reform items is limited, the Cardoso administration nevertheless demonstrated a genuine commitment to improving shareholder value via positive reforms in those areas over which it has independent authority. Coupled with this commitment, the state level governments have in many cases been forced or motivated to introduce their own reform and privatization efforts, which has further enhanced shareholder value.

Needless to say, there are many issues which confront the investor in Brazil when looking out to 1997. In no particular order, the most pivotal issues which will affect the market during 1997 are as follows: the Cardoso re-election effort; the CVRD privatization; fiscal reform efforts; trade balance and foreign exchange concerns; telecommunications and electric utility regulatory reform; and economic activity.

    RE-ELECTION -- the Cardoso administration effort to amend the constitution to allow him to run for re-election is probably the most important, and most proximate, item facing the country and market in 1997. Simply put, if he is able to run again for president in 1998, the chances are high that he would win. Owing to Cardoso's huge electoral popularity, the splintered nature of the opposition parties, and the president's proven ability to "horse trade" behind closed doors, we are cautiously optimistic that he will secure the necessary votes for the amendment.

    CVRD PRIVATIZATION -- state mining conglomerate CVRD is scheduled to be privatized sometime in the second quarter of 1997. The successful completion of the first stage will be of significant psychological importance to the market, because it will represent the first major privatization of a federal-level company of national significance, and thereby considerably strengthen the Cardoso administration's image as a serious, free-market reform oriented government. We are confident that CVRD will be privatized in the first half of 1997.

    FISCAL REFORM -- the fiscal accounts are perhaps one of the most vulnerable elements of the outlook for 1997. The chief obstacle is congress and, behind them, state governments. Our general outlook is that fiscal reform will take a back seat to the re-election issue; upon successful resolution of same, the government will focus its energies on the vital administrative reform. We are less optimistic on this front than the above two items, as we think that congress will slow progress on fiscal reform to a snail's pace.

    TRADE BALANCE/FOREIGN EXCHANGE -- the trade balance is an item that looms ahead with the potential to tip the apple cart. At present rates the trade deficit will be between 1-2% of GDP next year; hardly distressing levels, but with interest payments the current account deficit will be a couple percentage points higher. Although the treasury has sufficient international reserves to defend the currency for the foreseeable future, we are monitoring this item very closely. For the time being, we expect the rate of devaluation to trend with relative inflation differentials between Brazil and the US.

    TELECOMMUNICATIONS/ELECTRIC UTILITY REGULATORY
REFORM -- this area is too complex to fully describe in these pages, but we are closely analyzing the pending regulatory, tariff, and privatization announcements over the next year to assess which shape these two respective sectors will take in the years to come. We are extremely bullish on the long-term outlook for both sectors, and on the relative value presently obtained in the stock market therein, but need to monitor events closely so as to identify how much shareholder value will be enhanced by government action. The government has thus far showed itself to be very astute at maximizing shareholder value, and we have no reason to believe they will cease being so going forward.

    ECONOMIC ACTIVITY -- the year ahead should not be particularly exciting from an economic activity standpoint, although inflation should remain subdued. The fiscal deficit will keep a lid on economic potential via higher-than-otherwise-necessary interest rates, and the trade balance pressures will marginally add to those interest rate pressures. Inflation, on the other hand, will likely continue to be subdued and settle in at a high single digit level. Private sector corporate profits, as a result of the aforementioned factors, will be spotty. Thus, stock picking among the private sector companies will be of paramount importance in 1997.

In short, we are bullish on the market for 1997. In terms of portfolio positioning, we have an overweight stance on the electric utility and telecommunications sectors among the government-owned companies, and an overweight position in the retail sector among the private sector companies.

CHILE

    The MSCI Chile Index declined 16% in 1996, reflecting a combination of lackluster earnings and tight monetary policy. The Chilean market had a number of things go wrong last year, all of which contributed to the surprisingly large decline for the year. First, monetary authorities committed themselves to a hawkish stance on inflation which, coupled with a rapidly growing economy in the first part of the year, led to a tight monetary policy for the duration of the year and caused fixed income investments to be tough competition for the equity market. Second, corporate earnings were, in most cases, fairly ho-hum. Chile is in many sectors a mature market and companies are increasingly looking outside their borders for growth opportunities, which take longer to realize. Third, the all-important electric utility sector suffered from two unrelated events. First, the price of electricity generation fell markedly in the second half of the year owing to additional (cheap) supply being factored into the wholesale price equation. Second, an unprecedently severe drought affected the supply of reservoir water and, with it, the cost at which electric utilities generate electricity. As a result, revenues fell and costs increased, causing a severe deterioration in profits and, consequently, the stock prices of the entire sector. Fourth, the price of pulp fell dramatically in 1996, and this adversely affected the profits of a couple of important companies, CMPC and Copec.

For 1997 we are more optimistic on the Chilean market than we have been in the past given that market sentiment is extremely negative, the above confluence of events is not likely to be repeated, and the country is underowned by dedicated Latin American investors. Nevertheless, we find more attractive long-term opportunities in other markets, and therefore are still relatively underweight the market overall.

COLOMBIA

    Colombia registered a modest rise during the fourth quarter, primarily a function of the currency, which appreciated noticeably against the dollar. The market, however, was able to weather a year plagued with political strife, fear of economic sanctions from the U.S. and a slowing economy, and still extract respectable gains. The Fund remains overweight Colombia, focusing on a few names which offer outstanding value and exposure to key sectors in the economy.

MEXICO

    The Mexican market's weak fourth quarter performance was due to concerns over changing accounting practices and lower margins in the banking sector, a continued sluggish recovery of the Mexican consumer and disappointing corporate earnings reports. Interest rates remained stable throughout the fourth quarter but there was a good deal of volatility in the stock market. This was partially caused by the peso's 4.5% nominal devaluation- the strongest in any quarter of 1996.

For 1996 overall, the peso actually surprised estimates strengthening over 23% in real terms. GDP growth at 4.5% was also a positive surprise finishing the year stronger than expectations at the beginning of the year. Unemployment fell from 6.4% to below 5%, and the annual inflation rate dropped in half. For 1997 inflation should fall again from 28% to 18% and real interest rates are expected to decline slightly. The trade balance is expected to worsen in 1997 but should remain in surplus. The current account balance will remain in negative territory but should be easily financed. The peso should weaken in line with inflation for 1997. GDP growth should be similar to that registered in 1996. Political risk should increase throughout the year as the PRI may lose control of Congress and will probably lose the mayoral race in Mexico City. Despite the rising political risk, macroeconomic policy remains very sound and opposition victories by the PAN will mean more of the same in economic policy terms.

The market continues to look attractive on a valuation basis after a weak fourth quarter highlighted by underperformance in some of the large cap names. This will be balanced by a continued weak consumer recovery and uncertainty about accounting changes in the banking sector and competition in the telecommunications sector. Under this scenario the Fund is emphasizing the food and beverage, cement and media sectors.

PERU

    Unexpectedly weak economic data exacerbated by a high profile guerrilla incident led the Peruvian market to experience a sharp correction in the fourth quarter and to end the year as one of the poorest performing in the region. The government-induced recession engineered at the end of 1995 to halt a mounting current account problem extended longer than anticipated and inflation proved difficult to tackle in 1996, accumulating to a higher figure than in 1995. The Fund reduced its holdings in the country during the third and fourth quarters, though anticipates a brighter outlook for the economy and market in 1997.

VENEZUELA

    The Venezuelan market was the star performer in Latin America during 1996, following the country's dramatic shift to free-market economic policies. The AGENDA VENEZUELA, a plan launched in April, eliminated price and exchange controls, reactivated the privatization program and vowed to address the critical inflation and fiscal problems. The strength in the price of oil, Venezuela's mainstay, along with surprisingly healthy tax collections contributed to an unexpected primary surplus of roughly 0.9% for 1996. The fourth quarter saw the successful execution of key asset sales by the public sector in the telecommunications and banking sectors, though marginally disappointed on the inflation front, which remained sticky at around the 3% per month level. The Fund maintained an overweight in the country throughout the quarter, emphasizing utility companies, and looks to a 1997 where recovery of the domestic economy, further progress on inflation and other reform, and the real appreciation of the exchange rate should benefit stocks.

Overall, we are positive on 1997. GNP growth should be higher and inflation should be lower throughout the region. Valuations are among the cheapest in the world. Finally, we expect strong earnings growth and a return of capital to the region.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

       [SIGNATURE]
Robert L. Meyer
PORTFOLIO MANAGER

       [SIGNATURE]
Andy Skov
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------
MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Latin American Discovery Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                   -------------------------------------------------------------------------------------------------

                        MARKET VALUE (1)                 NET ASSET VALUE (2)                   INDEX (1)(3)
                   ---------------------------       ---------------------------       -----------------------------
                                     AVERAGE                           AVERAGE                             AVERAGE
                   CUMULATIVE         ANNUAL         CUMULATIVE         ANNUAL         CUMULATIVE          ANNUAL
                   ---------------------------       ---------------------------       -----------------------------
ONE YEAR            38.50%           38.50%           47.19%           47.19%            21.96%            21.96%
SINCE INCEPTION*    60.84+           11.07+           90.05+           15.24+            51.19              9.56

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

  YEAR ENDED DECEMBER 31:
                               1992*      1993       1994        1995       1996
Net Asset Value Per Share       $15.23     $23.31     $17.16      $10.98     $14.77
Market Value Per Share          $13.25     $27.13     $18.25       $9.88     $12.50
Premium/(Discount)              -13.0%      16.4%       6.4%      -10.0%     -15.4%
Income Dividends                     -          -     $0.00#           -      $0.16
Capital Gains Distributions          -          -      $5.74       $0.45      $1.14
Fund Total Return (2)            8.01%    65.36%+     -0.14%    -27.61%+     47.19%
Index Total Return (1)(3)       -2.26%     52.29%     -3.69%     -13.53%     21.96%

 (1) Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela.
 * The Fund commenced operations on June 23, 1992.
 # Amount is less than $0.01 per share.
 + This return excludes the effect of dilution in connection with the Rights
   Offering.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            95.8%
Short-Term Investments        4.2%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                11.3%
Beverages & Tobacco                     9.9%
Broadcasting & Publishing               5.1%
Building Materials & Components         3.3%
Energy Sources                          4.4%
Merchandising                           9.5%
Metals - Steel                          4.5%
Multi-Industry                          3.2%
Telecommunications                     26.1%
Utilities - Electrical & Gas           16.5%
Other                                   6.2%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Brazil           43.7%
Mexico           30.4%
Argentina        12.0%
Venezuela         5.3%
Colombia          4.9%
Chile             4.3%
Peru              1.3%
Other            -1.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                                          PERCENT OF
                                                          NET ASSETS
                                                       -----------------
       1.  Telebras                                             9.8%
       2.  Eletrobras                                           8.1
       3.  Telefonica Argentina ADR                             5.9
       4.  CANTV ADR                                            3.7
       5.  Televisa CPO GDR                                     3.6

                                                          PERCENT OF
                                                          NET ASSETS
                                                       -----------------

       6.  FEMSA 'B'                                            3.6%
       7.  Cemex                                                3.3
       8.  Lojas Renner                                         3.1
       9.  Banco de Colombia                                    3.0
      10.  Petrobras                                            2.9
                                                                ---
                                                               47.0%
                                                                ---
                                                                ---

--------------------------------------------------------------------------------

*Excludes short-term investments.

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
COMMON STOCKS (101.5%)
(Unless otherwise noted)
--------------------------------------------------
----------
ARGENTINA (12.0%)
BANKING
  Banco Del Suquia                                518,938   U.S.$      986
  +Banco de Galicia ADR                            83,070            2,015
                                                            --------------
                                                                     3,001
                                                            --------------
BEVERAGES & TOBACCO
  Quilmes                                          61,960              496
                                                            --------------
ENERGY SOURCES
  YPF ADR                                         107,920            2,725
                                                            --------------
METALS -- STEEL
  +Siderar 'A'                                    615,541            1,773
  Siderar ADR                                      38,834              912
                                                            --------------
                                                                     2,685
                                                            --------------
TELECOMMUNICATIONS
  *Argentine Cellular Communications              454,000                4
  Telecom Argentina ADR                            38,332            1,548
  Telefonica Argentina ADR                        389,490           10,078
                                                            --------------
                                                                    11,630
                                                            --------------
                                                                    20,537
                                                            --------------
---------------------------------------------------------
------------
BRAZIL (43.7%)
BANKING
  DOUBLE ANGLE BRACKETBanco Bradesco
    (Preferred)                               350,916,608            2,543
  *DOUBLE ANGLE BRACKET+Banco Nacional
    (Preferred)                                95,420,000                4
  DOUBLE ANGLE BRACKETItaubanco
    (Preferred)                                 7,391,100            3,201
                                                            --------------
                                                                     5,748
                                                            --------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
BROADCASTING & PUBLISHING
  +Multicanal Participaccoes ADR                  139,710            1,790
                                                            --------------
ENERGY SOURCES
  DOUBLE ANGLE BRACKETPetrobras
    (Preferred)                                30,748,000            4,897
                                                            --------------
MERCHANDISING
  +Bompreco GDR                                    54,650              977
  DOUBLE ANGLE BRACKET+Casa Anglo
    (Preferred)                                17,620,000              534
  DOUBLE ANGLE BRACKET+Globex
    (Preferred)                                     3,160               51
  DOUBLE ANGLE BRACKETLojas Americanas
    (Preferred)                                12,434,000              164
  DOUBLE ANGLE BRACKET+Lojas Arapua
    (Preferred)                                51,530,000              952
  DOUBLE ANGLE BRACKETLojas Renner
    (Preferred)                               115,264,000            5,325
  #Pao de Acucar ADR                               35,908              626
  Pao de Acucar GDR                                21,515              375
                                                            --------------
                                                                     9,004
                                                            --------------
METALS -- NON-FERROUS
  DOUBLE ANGLE BRACKETCVRD (Preferred)             99,508            1,915
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
TELECOMMUNICATIONS
  DOUBLE ANGLE BRACKET+CRT (Preferred)          5,262,700   U.S.$    4,047
  Telebras                                     97,838,000            7,015
  DOUBLE ANGLE BRACKETTelebras
    (Preferred)                                67,222,740            5,175
  DOUBLE ANGLE BRACKETTelebras
    (Preferred) ADR                                60,675            4,642
  Telesp                                        4,067,256              879
  DOUBLE ANGLE BRACKETTelesp (Preferred)        4,720,000            1,022
                                                            --------------
                                                                    22,780
                                                            --------------
TEXTILES & APPAREL
  DOUBLE ANGLE BRACKETCoteminas
    (Preferred)                                 8,055,000            2,571
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  #+Celesc (Preferred) GDS                         10,955              991
  Cemig                                        83,312,000            2,838
  #Cemig ADR                                       21,310              726
  Copel                                        22,847,000              242
  **+CPFL (Rights)                                198,579                1
  DOUBLE ANGLE BRACKET+CPFL (Preferred)        31,563,000            2,883
  Eletrobras ADR                                   46,820              834
  DOUBLE ANGLE BRACKETEletrobras
    (Preferred) ADR                                38,230              710
  Eletrobras 'B'                               28,124,000           10,069
  DOUBLE ANGLE BRACKETEletrobras 'B'
    (Preferred)                                 6,251,000            2,322
  Light                                         1,748,000              621
  *+Lightpar                                   16,725,000            4,056
                                                            --------------
                                                                    26,293
                                                            --------------
                                                                    74,998
                                                            --------------
                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
---------------------------------------------------------
------------
CHILE (3.9%)
BEVERAGES & TOBACCO
  CCU ADR                                         200,660            3,236
                                                            --------------
INVESTMENT COMPANY
  Citicorp Chile Financiero                         4,339               78
                                                            --------------
MERCHANDISING
  Santa Isabel ADR                                143,505            3,247
                                                            --------------
                                                                     6,561
                                                            --------------
---------------------------------------------------------
------------
COLOMBIA (4.9%)
BANKING
  Banco de Colombia                            12,307,104            5,076
                                                            --------------
BEVERAGES & TOBACCO
  Bavaria                                         808,471            3,294
                                                            --------------
MULTI-INDUSTRY
  Corfivalle                                            2               --
                                                            --------------
                                                                     8,370
                                                            --------------
---------------------------------------------------------
------------
MEXICO (30.4%)
BANKING
  Banacci 'B'                                     977,860            2,061
  Banacci 'L'                                     645,651            1,225
  #+Bancomer 'B' ADR                              286,441            2,327
                                                            --------------
                                                                     5,613
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
MEXICO (CONTINUED)
BEVERAGES & TOBACCO
  Coke-FEMSA ADR                                  130,500   U.S.$    3,768
  FEMSA 'B'                                     1,801,220            6,168
                                                            --------------
                                                                     9,936
                                                            --------------
BROADCASTING & PUBLISHING
  +Radio Centro ADR                               119,425              821
  +Televisa CPO GDR                               241,575            6,190
                                                            --------------
                                                                     7,011
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Cemex CPO                                     1,087,362            3,889
  Cemex CPO ADR                                    97,517              700
  Cemex 'B'                                       254,305              990
                                                            --------------
                                                                     5,579
                                                            --------------
CONSTRUCTION & HOUSING
  +ICA ADR                                        129,920            1,900
                                                            --------------
FINANCIAL SERVICES
  +Banorte 'B'                                    913,940              904
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS
  +Gruma 'B'                                      365,440            2,225
  Maseca 'B'                                    1,616,290            2,042
                                                            --------------
                                                                     4,267
                                                            --------------
MERCHANDISING
  +Cifra 'C'                                      273,880              335
  +Comerci ADR                                     55,650              995
  Grupo Casa Autrey ADR                           106,175            2,070
  +Sears de Mexico 'B1'                           373,650              640
                                                            --------------
                                                                     4,040
                                                            --------------
METALS -- STEEL
  +Industrias Campo Hermanos                      241,240              745
  +Tamsa ADR                                      272,325            4,323
                                                            --------------
                                                                     5,068
                                                            --------------
MULTI-INDUSTRY
  +Desc ADR                                        53,435            1,175
  Carso 'A1'                                      623,690            3,283
  Carso 'A1' ADR                                   16,390              172
                                                            --------------
                                                                     4,630
                                                            --------------
RECREATION, OTHER CONSUMER GOODS
  +Interamericana                                 572,740            1,544
  Mexicano de Videos 'B' ADR                       40,000               15
                                                            --------------
                                                                     1,559
                                                            --------------
TELECOMMUNICATIONS
  Telmex 'L' ADR                                   51,640            1,704
                                                            --------------
                                                                    52,211
                                                            --------------
---------------------------------------------------------
------------
PERU (1.3%)
TELECOMMUNICATIONS
  Telefonica del Peru ADR                          77,650            1,466
  Telefonica del Peru 'B'                         428,190              797
                                                            --------------
                                                                     2,263
                                                            --------------
---------------------------------------------------------
------------
VENEZUELA (5.3%)
MULTI-INDUSTRY
  +Sivensa ADR                                    217,210              816
                                                            --------------
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------------
                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------

TELECOMMUNICATIONS
  +CANTV ADR                                      226,670   U.S.$    6,375
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  Electricidad de Caracas                       1,889,021            1,916
                                                            --------------
                                                                     9,107
                                                            --------------
---------------------------------------------------------
------------
TOTAL COMMON STOCKS
  (Cost U.S. $161,947)                                             174,047
                                                            --------------
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------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (3.0%)
---------------------------------------------------------
------------
CHILE (0.4%)
---------------------------------------------------------
------------
TIME DEPOSIT
  Pacto Citicorp A.V. 0.96%, 1/8/97       CLP     292,174              690
                                                            --------------
---------------------------------------------------------
------------
UNITED STATES (2.6%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S. $4,543,
   collateralized by U.S. $4,340 United
   States Treasury Bonds, 7.25%, due
   5/15/16, valued at U.S. $4,628         U.S.$     4,541            4,541
                                                            --------------
---------------------------------------------------------
------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S. $5,232)                                                 5,231
                                                            --------------
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.4%)
  Argentine Peso                          ARP           2                2
  Chilean Peso                            CLP         185               --
  Mexican Peso                            MXP      10,724            1,360
  Peruvian New Sol                        PSS          26               10
  Venezuelan Bolivar                      VEB     486,679            1,022
                                                            --------------
  (Cost U.S. $2,404)                                                 2,394
                                                            --------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (105.9%)
  (Cost U.S. $169,583)                                             181,672
                                                            --------------
---------------------------------------------------------
------------
                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
OTHER ASSETS (4.7%)
  Receivable for Investments Sold         U.S.$     7,477
  Dividends Receivable                                561
  Deferred Organization Costs                          32
  Interest Receivable                                   1
  Other Assets                                         39            8,110
                                          ---------------   --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
LIABILITIES (-10.6%)
  Deferred Chilean Taxes                                    U.S.$      (18)
  Payable for:
    Dividends Declared                    U.S.$   (15,071)
    Investments Purchased                          (1,714)
    Chilean Taxes                                    (626)
    Bank Overdraft                                   (332)
    Investment Advisory Fees                         (166)
    Custodian Fees                                    (80)
    Professional Fees                                 (70)
    Shareholder Reporting Expenses                    (62)
    Administrative Fees                               (31)
    Directors' Fees and Expenses                      (24)
  Net Unrealized Loss on Forward Foreign
    Currency Exchange Contracts                        (2)         (18,178)
                                          ---------------   --------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 11,617,984 issued and outstanding U.S.
    $.01 par value shares (100,000,000 shares authorized)   U.S.$  171,586
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                   U.S.$    14.77
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                              U.S.$      116
  Capital Surplus                                                  152,705
  Accumulated Net Investment Loss                                     (680)
  Accumulated Net Realized Gain                                      7,385
  Unrealized Appreciation on Investments and Foreign
    Currency Translations (net of accrued foreign tax of
    U.S.$20 on unrealized appreciation)                             12,060
---------------------------------------------------------
------------
TOTAL NET ASSETS                                            U.S.$  171,586
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------

   + -- Non-income producing.

   * -- Security valued at fair value -- see note A-1 to financial statements.

  ** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.

   DOUBLE ANGLE BRACKET -- Non-voting stock.

  # -- 144A Security -- certain conditions for public sale may exist.

 ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.
---------------------------------------------------------
------------

DECEMBER 31, 1996 EXCHANGE RATES:
----------------------------------------------------
ARP  Argentine Peso               1.000 = U.S. $1.00
BRL  Brazilian Real               1.039 = U.S. $1.00
CLP  Chilean Peso               424.350 = U.S. $1.00
COP  Colombian Peso           1,006.200 = U.S. $1.00
MXP  Mexican Peso                 7.885 = U.S. $1.00
PSS  Peruvian New Sol             2.612 = U.S. $1.00
     Venezuelan
VEB  Bolivar                    476.255 = U.S. $1.00
----------------------------------------------------
------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
INFORMATION:
  Under the terms of forward foreign currency
    exchange contracts open at December 31, 1996,
    the Fund is obligated to deliver foreign
    currency in exchange for U.S. dollars as
    indicated below:

 CURRENCY                                IN             NET
    TO                                EXCHANGE      UNREALIZED
  DELIVER      VALUE    SETTLEMENT      FOR            LOSS
   (000)       (000)       DATE        (000)           (000)
-----------  ---------  ----------  ------------  ---------------
BRL     850  $     818    1/2/97       $     818        $      --
VEB 486,681      1,022    1/2/97           1,020               (2)
             ---------                    ------              ---
             $   1,840                 $   1,838        $      (2)
             ---------                    ------              ---
             ---------                    ------              ---
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------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1996 (UNAUDITED)

                                                        PERCENT
                                                 VALUE   OF NET
INDUSTRY                                         (000)   ASSETS
---------------------------------------------------------------
------------
Banking                                   U.S.$ 19,438    11.3%
Beverages & Tobacco                             16,962     9.9
Broadcasting & Publishing                        8,801     5.1
Building Materials & Components                  5,579     3.3
Construction & Housing                           1,900     1.1
Energy Sources                                   7,622     4.4
Financial Services                                 904     0.5
Food & Household Products                        4,267     2.5
Merchandising                                   16,291     9.5
Metals -- Non-Ferrous                            1,915     1.1
Metals -- Steel                                  7,753     4.5
Multi-Industry                                   5,446     3.2
Recreation, Other Consumer Goods                 1,559     0.9
Telecommunications                              44,752    26.1
Textiles & Apparel                               2,571     1.5
Utilities -- Electrical & Gas                   28,209    16.5
Other                                            7,703     4.5
                                          ------------  -------
                                          U.S.$181,672   105.9%
                                          ------------  -------
                                          ------------  -------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................      U.S.$4,491
    Interest................................................................................             782
    Less: Foreign Taxes Withheld............................................................            (214)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           5,059
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................           1,899
    Custodian Fees..........................................................................             280
    U.S. Administrative Fees................................................................             210
    Professional Fees.......................................................................             124
    Shareholder Reporting Expenses..........................................................              99
    Brazilian Administrative Fees...........................................................              89
    Amortization of Organization Costs......................................................              63
    Annual Meeting and Proxy Expense........................................................              34
    Directors' Fees and Expenses............................................................              29
    Colombian Administrative Fees...........................................................              25
    Chilean Administrative Fees.............................................................              23
    Other Expenses..........................................................................             125
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           3,000
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................           2,059
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities...................................................................          39,843
    Foreign Currency Transactions...........................................................            (252)
---------------------------------------------------------------------------------------------------------------
          Net Realized Gain.................................................................          39,591
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................          17,366
    Appreciation on Foreign Currency Translations...........................................              21
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................          17,387
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................          56,978
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................     U.S.$59,037
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................    U.S.$  2,059        U.S.$    346
    Net Realized Gain (Loss)............................................          39,591             (20,530)
    Change in Unrealized Appreciation/Depreciation......................          17,387             (19,819)
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....          59,037             (40,003)
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................          (1,816)                 --
    Net Realized Gain...................................................         (13,255)             (3,645)
    In Excess of Net Realized Gain......................................              --                (119)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................         (15,071)             (3,764)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued through Rights Offering (3,100,000 shares)......              --              27,075
    Reinvestment of Distributions (632,902 shares)......................              --               9,495
    Offering Costs on Rights Offering...................................               4                (460)

--------------------------------------------------------------------------------

    Net Increase from Capital Share Transactions........................               4              36,110
---------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)...........................................          43,970              (7,657)
Net Assets:
    Beginning of Year...................................................         127,616             135,273
---------------------------------------------------------------------------------------------------------------
    End of Year (including accumulated net investment loss of U.S. $680
     and U.S.$678, respectively)........................................    U.S.$171,586        U.S.$127,616
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
SELECTED PER SHARE DATA AND RATIOS:                                                    1996              1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................  U.S.$     10.98   U.S.$    17.16
-------------------------------------------------------------------------------------------------------------------
Offering Costs..................................................................               --            (0.07)
-------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)....................................................             0.18             0.05
Net Realized and Unrealized Gain (Loss) on Investments..........................             4.91            (4.63)
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations............................................             5.09            (4.58)
-------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.......................................................            (0.16)              --
    Net Realized Gains..........................................................            (1.14)           (0.44)
    In Excess of Net Realized Gains.............................................               --            (0.01)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions.........................................................            (1.30)           (0.45)
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from Capital Share Transactions..........               --            (1.08)++
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................  U.S.$     14.77   U.S.$    10.98
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................  U.S.$     12.50   U.S.$     9.88
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value................................................................            38.50%          (38.78)%+++
    Net Asset Value (1).........................................................            47.19%          (27.61)%+++
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................  U.S.$   171,586   U.S.$  127,616
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................             1.81%            2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets.....................             1.24%            0.31%
Portfolio Turnover Rate.........................................................              186%             122%
Average Commission Rate (2).....................................................          $0.0004              N/A
-------------------------------------------------------------------------------------------------------------------
 *Commencement of operations
 **Annualized
 #Amount is less than U.S.$0.01 per share.
 +Increase due to shares issued from reinvestment of distributions.
 ++Decrease due to shares issued through Rights Offering.
+++This return excludes the effect of dilution in connection with the Rights Offering.
 (1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the
    Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
 (2)For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended
    December 31, 1996, the average commission rate paid for trades on which commissions were charged was 0.31% of the trade amount.

SELECTED PER SHARE DATA AND RATIOS:                                                    1994              1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................  U.S.$     23.31   U.S.$    15.23
--------------------------------------------------------------------------------
Offering Costs..................................................................               --            (0.06)
--------------------------------------------------------------------------------
Net Investment Income (Loss)....................................................            (0.18)            0.04
Net Realized and Unrealized Gain (Loss) on Investments..........................            (0.25)            9.84
--------------------------------------------------------------------------------
    Total from Investment Operations............................................            (0.43)            9.88
--------------------------------------------------------------------------------
Distributions:
    Net Investment Income.......................................................            (0.00)#             --
    Net Realized Gains..........................................................            (5.74)              --
    In Excess of Net Realized Gains.............................................               --               --
--------------------------------------------------------------------------------
    Total Distributions.........................................................            (5.74)              --
--------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from Capital Share Transactions..........            0.02+            (1.74) ++
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................  U.S.$     17.16   U.S.$    23.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................  U.S.$     18.25   U.S.$    27.13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value................................................................            (8.75)%         121.17%+++
    Net Asset Value (1).........................................................            (0.14)%          65.36%+++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................  U.S.$   135,273   U.S.$  180,348
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................             2.15%            2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets.....................            (0.77)%           0.22%
Portfolio Turnover Rate.........................................................               70%              56%
Average Commission Rate (2).....................................................              N/A              N/A
--------------------------------------------------------------------------------
 *Commencement of operations
 **Annualized
 #Amount is less than U.S.$0.01 per share.
 +Increase due to shares issued from reinvestment of distributions.
 ++Decrease due to shares issued through Rights Offering.
+++This return excludes the effect of dilution in connection with the Rights Off
 (1)Total investment return based on net asset value per share reflects the effe on the performance of the Fund during each period, and assumes dividends and reinvested. These percentages are not an indication of the performance of a
    Fund based on market value due to differences between the market price of th the Fund.
 (2)For fiscal years beginning on or after September 1, 1995, the Fund is requir commission rate per share it paid for portfolio trades on which commissions
    December 31, 1996, the average commission rate paid for trades on which comm the trade amount.

                                                                                    PERIOD FROM
                                                                                  JUNE 23, 1992*
                                                                                  TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                                    1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................  U.S.$    14.10
--------------------------------------------------------------------------------
Offering Costs..................................................................           (0.13)
--------------------------------------------------------------------------------
Net Investment Income (Loss)....................................................           (0.06)
Net Realized and Unrealized Gain (Loss) on Investments..........................            1.32
--------------------------------------------------------------------------------
    Total from Investment Operations............................................            1.26
--------------------------------------------------------------------------------
Distributions:
    Net Investment Income.......................................................              --
    Net Realized Gains..........................................................              --
    In Excess of Net Realized Gains.............................................              --
--------------------------------------------------------------------------------
    Total Distributions.........................................................              --
--------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from Capital Share Transactions..........              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................  U.S.$    15.23
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................  U.S.$    13.25
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value................................................................           (8.30)%
    Net Asset Value (1).........................................................            8.01%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................  U.S.$   87,685
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................            2.73%**
Ratio of Net Investment Income (Loss) to Average Net Assets.....................           (1.02)%**
Portfolio Turnover Rate.........................................................               8%
Average Commission Rate (2).....................................................             N/A
--------------------------------------------------------------------------------
 *Commencement of operations
 **Annualized
 #Amount is less than U.S.$0.01 per share.
 +Increase due to shares issued from reinvestment of distributions.
 ++Decrease due to shares issued through Rights Offering.
+++This return excludes the effect of dilution in connection with the Rights Off
 (1)Total investment return based on net asset value per share reflects the effe on the performance of the Fund during each period, and assumes dividends and reinvested. These percentages are not an indication of the performance of a
    Fund based on market value due to differences between the market price of th the Fund.
 (2)For fiscal years beginning on or after September 1, 1995, the Fund is requir commission rate per share it paid for portfolio trades on which commissions
    December 31, 1996, the average commission rate paid for trades on which comm the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5.  FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on securities sold in the financial statements.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

   The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Unibanco-Uniao de Bancos Brasileiros S.A. (the "Brazilian Administrator") provides administrative services to the Fund under the terms of an Administration Agreement and is paid a fee computed weekly and payable monthly at an annual rate of .125% of the Fund's average weekly net assets invested in Brazil. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of .25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of .25% of the Fund's average weekly net assets invested in Colombia.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, plus an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. During the year ended December 31, 1996, the Fund incurred custodian fees of $275,000 with the International Custodian, of which $79,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has incurred interest expense of $48,000, on balances with the International Custodian.

F. During the year ended December 31, 1996, the Fund made purchases and sales totaling approximately $299,694,000 and $309,676,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the year ended December 31, 1996, the Fund placed a portion of its portfolio transactions with affiliated broker/ dealers. Accordingly, the Fund incurred brokerage commissions of $10,000 with Morgan Stanley & Co. Incorporated, an affiliate of the U.S. Adviser, for the year ended December 31, 1996.

At December 31, 1996, the U.S. Federal income tax cost basis of securities was approximately $167,929,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $11,349,000, of which $21,621,000 related to appreciated securities and $10,272,000 related to depreciated securities. During the year ended December 31, 1996, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $17,727,000. For the year ended December 31, 1996, the Fund expects to defer to January 1, 1997 for U.S. Federal income tax purposes, post-October currency losses of $29,000.

G. In connection with its organization, the Fund incurred $308,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five-year period beginning June 23, 1992, the date the Fund commenced operations.

H. The Fund issued to its shareholders of record as of the close of business on September 12, 1995 transferable rights to subscribe for up to an aggregate of 3,100,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.00 per share. During September and October 1995, the Fund issued, in total, 3,100,000 shares of Common Stock on exercise of such Rights. Rights offering costs of $460,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated received commissions of $825,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

I. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at December 31, 1996, totaled $16,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

K. During December 1996, the Board declared a distribution of $0.16 per share, derived from net investment income and $1.14 per share, derived from net realized gains, payable on January 9, 1997, to shareholders of record on December 31, 1996.

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FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1996, the Fund designates $8,266,000 as long-term capital gain and expects to pass through to its shareholders foreign tax credits of approximately $379,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $5,226,000.

REPORT OF INDEPENDENT ACCOUNTANTS
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To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 23, 1992 (commencement of operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodians and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           The Latin American Discovery Fund, Inc.
                            Boston Equiserve
                            Dividend Reinvestment and Cash Purchase Plan
                            P.O. Box 1681
                            Boston, MA 02105-1681
                            1-800-442-2001